Exhibit 10.1

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

This First Amendment to Purchase and Sale Agreement (this “Amendment”) dated as of June 28, 2012, is by and among Legacy Energy, Inc., a Delaware corporation (“Seller”), NiMin Energy Corp., an Alberta corporation, and owner of all of the outstanding shares of common stock of Seller (“Parent”), and BreitBurn Operating L.P., a Delaware limited partnership (“Buyer”). Buyer, Seller and Parent are collectively referred to herein as the “Parties,” and are sometimes referred to individually as a “Party.” Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement (as defined below).

Recitals:

A.	WHEREAS, Seller, Buyer and Parent are parties to that certain Purchase and Sale Agreement dated April 24, 2012, effective as of April 1, 2012 (the “Agreement”); and

B.	WHEREAS, the Parties wish to amend the Agreement in accordance with the provisions of this Amendment.

Agreement

NOW, THEREFORE, for and in consideration of the mutual agreements contained in the Agreement and this Amendment and other good and valuable consideration:

(a) Reference is hereby made to the following leases (the “Subject Leases”):

Lease No.:	WY029-0020
Lessor:	State of Wyoming #66-17899
Lessee:	W.D. Tolan
Date:	December 2, 1966
Recorded:	Book 381, Page 184
Description:	T47N-R102W, 6th P.M.
Section 16: W/2; NE/4; S/2 SE/4; NE/4 SE/4

Lease No.:	WY029-0021
Lessor:	State of Wyoming #66-17899A
Lessee:	W.D. Tolan
Date:	December 2, 1966
Recorded:	Book 381, Page 184
Description:	T47N-R102W, 6th P.M.
Section 16: NW/4 SE/4

 (b) There are certain release and other issues related to the Subject Leases that have not been resolved. Accordingly, notwithstanding any term or provision of the Agreement, the Parties agree that the Purchase Price to be paid at Closing shall be reduced by $2,300,000.00 (the “Reduction Amount”), which constitutes the Allocated Value of the wells and the well locations associated with the Subject Leases.

(c) The Parties shall use their commercially reasonable efforts to resolve the issues on or before the Final Settlement Date. If the Parties are able to resolve such issues to the reasonable satisfaction of the Buyer with respect to the Subject Leases on or before the Final Settlement Date, then the Buyer shall pay to Seller the Reduction Amount within ten Business Days of such reasonable satisfaction by means of a completed federal funds transfer to an account designated in writing by Seller.

(d) If the Parties are unable to resolve such issues to the reasonable satisfaction of the Buyer with respect to the Subject Leases on or before the Final Settlement Date, then the Buyer shall reassign the Subject Leases to the Seller by executing, acknowledging and delivering to the Seller an assignment in a form substantially similar to Exhibit D to the Agreement, and the Parties shall settle all costs and revenues associated with the Subject Leases in a customary and commercially reasonable manner.

Except as specifically provided in this Amendment, all terms and provisions of the Agreement shall remain unchanged and in full force and effect, and the Agreement, as modified by this Amendment, is hereby ratified, acknowledged and reaffirmed by the Parties. The execution of this Amendment shall not directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect any Party’s right at any time to exercise any right, privilege or remedy in connection with the Agreement, (b) amend or alter any provision of the Agreement (other than the amendments provided for in this Amendment) or (c) constitute any course of dealing or other basis for altering any obligation of any Party’s or any right, privilege or remedy of any Party’s under the Agreement. Each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Agreement as amended hereby.

This Amendment may be executed in any number of counterparts and all such counterparts shall be taken together as one document. Signatures on this Amendment transmitted by fax or other electronic means shall constitute and be deemed original signatures and be binding for all purposes.

Remainder of Page Intentionally Left Blank

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EXECUTED as of the date first written above.

SELLER:

LEGACY ENERGY, INC.

By:	/s/ Clarence Cottman
Name: Clarence Cottman
Title: Chief Executive Officer

PARENT:

NIMIN ENERGY, CORP.

By:	/s/ Clarence Cottman
Name: Clarence Cottman
Title: Chief Executive Officer

BUYER:

BREITBURN OPERATING L.P.

BY: BREITBURN OPERATING GP, LLC, its general partner

By:	/s/ Randall H. Breitenbach
Name: Randall H. Breitenbach
Title: President

Signature Page to First Amendment to PSA